                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 29, 2004

  RIG NAME              WD                 DESIGN                 LOCATION           STATUS*             OPERATOR
  --------              --                 ------                 --------           -------             --------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------
Ocean Quest           3,500'     Victory Class                       GOM            Contracted          Noble Energy




Ocean Star            5,500'     Victory Class                       GOM            Contracted           Kerr-McGee




Ocean America         5,500'     Ocean Odyssey                       GOM            Contracted            Mariner




Ocean Valiant         5,500'     Ocean Odyssey                       GOM            Contracted              ENI





Ocean Victory         5,500'     Victory Class                       GOM            Contracted         W&T Offsshore



Ocean Confidence      7,500'     DP Aker H-3.2 Modified              GOM            Contracted               BP

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager         2,000'     Victory Class                       GOM               DODI                 --





Ocean Concord         2,200'     F&G SS-2000                         GOM            Contracted           Kerr-McGee





Ocean Lexington       2,200'     F&G SS-2000                         GOM            Contracted        Walter Oil & Gas







Ocean Saratoga        2,200'     F&G SS-2000                         GOM            Contracted              LLOG



  RIG NAME                     CURRENT TERM               DAYRATE (000S)        START DATE            EST. END DATE
  --------                     ------------               --------------        ----------            -------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------
Ocean Quest                       one well                    low 50's        early Sept. 2004        early Dec. 2004




Ocean Star                  fourth of four wells              low 60's         early June 2004        early Dec. 2004




Ocean America                one well extension               mid 80's         late Oct. 2004          mid Jan. 2005




Ocean Valiant         third of three wells plus option        high 50's        late Dec. 2003         late Dec. 2004





Ocean Victory                    two wells                    mid 70's          mid Aug. 2004         early Feb. 2005



Ocean Confidence               five-year term                   170's          early Jan. 2001        early Jan. 2006

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                       --                           --                  --                     --





Ocean Concord               one well plus option              mid 50's         early Oct. 2004        late Dec. 2004





Ocean Lexington                   one well                    high 40's       early Sept. 2004        late April 2005







Ocean Saratoga                    one well                    low 50's         late Oct. 2004         early Dec. 2004



  RIG NAME                               FUTURE CONTRACT AND OTHER INFORMATION
  --------                               -------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------
Ocean Quest           One well plus option with Pogo in mid 70's beginning early Dec. and ending mid
                      Jan. 2005; followed by LOI for one well in low 100's beginning mid Jan. 2005 and ending mid April 2005; followed by LOI for one well in high 110's beginning mid
                      April and ending mid June 2005. Available; actively marketing.

Ocean Star            220 day extension with Kerr-McGee in high 70's beginning early Dec. 2004 and ending early July 2005; followed by 90 day term extension plus option with
                      Kerr-McGee in low 140's beginning early July 2005 and ending early Oct. 2005.
                      Available; actively marketing.

Ocean America         One well extension plus option with Mariner in mid 110's beginning mid Jan. 2005 and ending mid Feb. 2005; followed by two wells plus option with Mariner in low
                      130's beginning mid Feb. and ending late May 2005. Available; actively marketing.

Ocean Valiant         One well plus options with Kerr-McGee in mid 80's beginning late Dec. and ending mid Feb. 2005; followed by one well with Kerr-McGee in high 90's beginning mid
                      Feb. 2005 and ending late April 2005, followed by one well plus options with
                      Kerr-McGee in low 130's beginning late April and ending late June 2005.
                      Available; actively marketing.

Ocean Victory         LOI for one well plus option in mid 90's beginnning early Feb. 2005 and ending early April 2005. LOI for two wells in low 130's beginning early April and ending mid July 2005. Available; actively marketing.

Ocean Confidence      Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-------------------------------------------------------------------------------------------------------
Ocean Voyager         Reactivating. One well with Murphy in low 70's beginning mid Dec. 2004 and ending early Feb. 2005; followed by one well with Walter in mid 70's beginning early Feb. 2005 and ending early Mar. 2005; followed by one well with Walter in low 80's beginning early Mar. 2005 and ending early April 2005. Available;
                      actively marketing.

Ocean Concord         One well with ENI in mid 50's beginning late Dec. 2004 and ending late Feb.
                      2005; followed by one well for Kerr-McGee in upper 50's beginning late Feb. and ending late Mar. 2005; followed by one well plus option with Kerr-McGee in mid
                      70's beginning late Mar. and ending late May 2005. Available; actively marketing.

Ocean Lexington       Three well extension with Walter beginning in early Sept. and ending in late
                      Dec. 2004. Rate for first well in mid 40's, second and third wells in upper
                      40's. Three additional extension wells with Walter beginning in late Dec. 2004 and ending late Mar. 2005. Rate for first and second wells in mid 50s with third well in low 60s. One additional well plus option with Walter in low 60's beginning late Mar. and ending late April 2005; followed by approximately
                      120-day Survey and maintenance. Available; actively marketing.

Ocean Saratoga        Three well extension with LLOG in mid 60's beginning early Dec. 2004 and ending late Mar. 2005. Available; actively marketing.

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 29, 2004

  RIG NAME              WD                 DESIGN                 LOCATION           STATUS*             OPERATOR
  --------              --                 ------                 --------           -------             --------
DOMESTIC JACKUPS (12)
-----------------------------------------------------------------------------------------------------------------------------
Ocean Crusader          200'     Mat Cantilever                      GOM            Contracted        Walter Oil & Gas


Ocean Drake             200'     Mat Cantilever                      GOM            Contracted         Chevron/Texaco

Ocean Champion          250'     Mat Slot                            GOM            Contracted           Millennium


Ocean Columbia          250'     Independent Leg Cantilever          GOM            Contracted        ADTI/Kerr-McGee

Ocean Spartan           300'     Independent Leg Cantilever          GOM            Contracted              LLOG


Ocean Spur              300'     Independent Leg Cantilever          GOM            Contracted        Walter Oil & Gas



Ocean King              300'     Independent Leg Cantilever          GOM            Contracted      Houston Exploration

Ocean Nugget            300'     Independent Leg Cantilever          GOM            Contracted          ADTI/Mission

Ocean Summit            300'     Independent Leg Cantilever          GOM            Contracted              LLOG


Ocean Warwick           300'     Independent Leg Cantilever          GOM             Shipyard               DODI

Ocean Titan             350'     Independent Leg Cantilever          GOM            Contracted          Stone Energy


Ocean Tower             350'     Independent Leg Cantilever          GOM            Contracted          W&T Offshore



  RIG NAME                      CURRENT TERM               DAYRATE (000S)        START DATE            EST. END DATE
  --------                      ------------               --------------        ----------            -------------
DOMESTIC JACKUPS (12)
-------------------------------------------------------------------------------------------------------------------------
Ocean Crusader         second of two wells plus option         mid 30's         early Nov. 2004        early Dec. 2004


Ocean Drake           60 day term extension plus option        high 30's        early Nov. 2004        early Jan. 2005

Ocean Champion                     one well                    mid 30's        early Sept. 2004         mid Dec. 2004


Ocean Columbia               one well plus option              mid 30's          mid Nov. 2004          mid Dec. 2004

Ocean Spartan               two wells plus option              high 30's       early Sept. 2004        early Dec. 2004


Ocean Spur                         one well                    low 50's         late Nov. 2004          mid Dec. 2004



Ocean King                        two wells                     mid 40s         late Aug. 2004          mid Dec. 2004

Ocean Nugget                 one well plus option              low 40's          mid Nov. 2004          mid Dec. 2004

Ocean Summit               three wells plus option             high 30's       early Sept. 2004        early Jan. 2005


Ocean Warwick                        --                           --                  --                     --

Ocean Titan                  one well plus option              low 50's         early Nov. 2004         mid Dec. 2004


Ocean Tower                       two wells                    mid 40's         late Oct. 2004         late Dec. 2004





  RIG NAME                               FUTURE CONTRACT AND OTHER INFORMATION
  --------                               -------------------------------------
DOMESTIC JACKUPS (12)
-----------------------------------------------------------------------------------------------------
Ocean Crusader        Two well extension plus option with Walter in high 30's beginning early Dec.
                      2004 and ending early Feb. 2005. Available; actively marketing.

Ocean Drake           Available; actively marketing.

Ocean Champion        Two wells plus option with Energy Partners in mid 30's beginning mid Dec. and mid Feb. 2005. Available; actively marketing.

Ocean Columbia        Available; actively marketing.

Ocean Spartan         One well extension with LLOG in mid 40's beginning early Dec. 2004 and ending early Feb. 2005. Available; actively marketing.

Ocean Spur            Second of two wells with Mariner in high 30's beginning mid Dec. 2004 and ending early Jan. 2005; followed by one well with Spinnaker in mid 40's beginning early
                      Jan. 2005 and ending mid Feb. 2005. Available; actively marketing.

Ocean King            Available; actively marketing.

Ocean Nugget          Available; actively marketing.

Ocean Summit          Two wells with LLOG in mid 40's beginning early Jan. and ending mid Mar. 2005.
                      Available; actively marketing.

Ocean Warwick         In shipyard for repair of damage due to Hurricane Ivan.

Ocean Titan           One well plus options with BHP in mid 50's beginning mid Dec. 2004 and ending mid April 2005. Available; actively marketing.

Ocean Tower           One well plus option with ChevronTexaco in mid 50's beginning late Dec. 2004 and ending late June 2005. Available; actively marketing.

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 29, 2004

  RIG NAME              WD                 DESIGN                 LOCATION           STATUS*             OPERATOR
  --------              --                 ------                 --------           -------             --------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador      1,100'     Bethlehem SS-2000                   GOM            Contracted             PEMEX

Ocean Whittington     1,500'     Aker H-3                            GOM            Contracted             PEMEX

Ocean Worker          3,500'     F&G 9500 Enhanced Pacesetter        GOM            Contracted             PEMEX

Ocean Yorktown        2,850'     F&G SS-2000                         GOM            Contracted             PEMEX

NORTH SEA
--------------------------------------------------------------------------------------------------------------------------

Ocean Nomad           1,200'     Aker H-3                         North Sea             --                  DODI


Ocean Guardian        1,500'     Earl & Wright Sedco 711 Series   North Sea         Contracted             Shell


Ocean Princess        1,500'     Aker H-3                         North Sea         Contracted            Talisman


Ocean Vanguard        1,500'     Bingo 3000                       North Sea         Contracted              ENI


AUSTRALASIA
--------------------------------------------------------------------------------------------------------------------------
Ocean Bounty          1,500'     Victory Class                    Australia         Contracted              OMV







Ocean Patriot         1,500'     Bingo 3000                       Australia         Contracted             Apache





Ocean Epoch           1,640'     Korkut                           Australia         Contracted             Santos

Ocean General         1,640'     Korkut                         Mobe to survey         DODI                 --




Ocean Baroness        7,000'     Victory Class                    Indonesia         Contracted             Unocal


Ocean Rover           7,000'     Victory Class                     Malaysia         Contracted          Amerada Hess






  RIG NAME                         CURRENT TERM               DAYRATE (000S)        START DATE            EST. END DATE
  --------                         ------------               --------------        ----------            -------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                four year term work               mid 50's         late July 2003          mid Dec. 2007

Ocean Whittington               four year term work               low 60's         late July 2003         early Oct. 2006

Ocean Worker                    four year term work               high 60's         mid Aug. 2003         late July 2007

Ocean Yorktown                  four year term work               mid 40's         late Oct. 2003          mid July 2007

NORTH SEA
--------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                             --                           --                  --                     --


Ocean Guardian                        one year                    high 40's        late March 2004        late March 2005


Ocean Princess                three wells plus option             low 60's         early Oct. 2004        early Dec. 2004


Ocean Vanguard                        one well                    low 140's        early Oct. 2004        late Dec. 2005


AUSTRALASIA
--------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                        three wells                   mid 70's        early Sept. 2004         mid Feb. 2005







Ocean Patriot                        two wells                    high 70's        early Nov. 2004        late Dec. 2004





Ocean Epoch           Exeter/Mutineer development plus option     mid 60's          mid Jan. 2004         late Jan. 2005

Ocean General                           --                           --                  --                     --




Ocean Baroness                     180 day option                   110's          early Nov. 2004        late Dec. 2004


Ocean Rover                second of two assignment wells         low 110's        early Nov. 2004         mid Dec. 2004






  RIG NAME                                FUTURE CONTRACT AND OTHER INFORMATION
  --------                                -------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------
Ocean Ambassador       Available.

Ocean Whittington      Available.

Ocean Worker           Available.

Ocean Yorktown         Available.

NORTH SEA
-------------------------------------------------------------------------------------------------------

Ocean Nomad            One year program with Talisman in U.K. North Sea in low 80's beginning early
                       Jan. 2005 and ending early Jan. 2006. Available; actively marketing.

Ocean Guardian         LOI for one year program in U.K. North Sea in low 80's beginning late Mar. 2005 and ending late Mar. 2006. Available; actively marketing.

Ocean Princess         One year extension in U.K. North Sea in low 80's beginning early Dec. 2004 and ending late Dec. 2005. Available; actively marketing.

Ocean Vanguard         One year program in Norway with Statoil in low 140's beginning in late Dec. 2004 and ending in late Dec. 2005. Available; actively marketing.

AUSTRALASIA
-------------------------------------------------------------------------------------------------------
Ocean Bounty           LOI for one well plus option in mid 70's beginning in mid Feb. and ending in early Mar. 2005; followed by one well plus option with Hardman in low 80's beginning in early Mar. 2005 and ending late Mar. 2005; followed by LOI for one well plus option in mid 80's beginning late Mar. and ending mid May 2005;
                       followed by LOI for one well plus option in mid 80's beginning mid May and ending late June 2005; followed by LOI for one well in mid 80's beginning late
                       June and ending mid July 2005. Available; actively marketing.

Ocean Patriot          Second of two wells with Bass Straits beginning late Dec. 2004 and ending late
                       Jan. 2005. Two wells with Woodside beginning late Jan. and ending late Feb. Two wells plus option with Santos beginning late Feb. and ending early May. LOI for one well plus three options beginning early May and ending late June 2005. All wells in high 70's. Available; actively marketing.

Ocean Epoch            Available; actively marketing.

Ocean General          UWILD survey; followed by two wells with KNOC in Korea plus mobe/demobe in high
                       60's beginning mid Dec. and ending mid April 2005; followed by one well plus one option plus demobe with KNOC in Viet Nam in mid 50's beginning mid April and ending early June 2005. Available; actively marketing.

Ocean Baroness         180 day extension in mid 130's beginning late Dec. 2004 and ending mid June
                       2005. Available; actively marketing.

Ocean Rover            Second option well with Murphy declared in low 120's beginning mid Dec. 2004 and ending mid Jan. 2005. Option wells three to six exercised in mid 120's beginning mid Jan. and ending early July 2005. Available; actively marketing.

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 29, 2004


  RIG NAME              WD                 DESIGN                 LOCATION           STATUS*             OPERATOR
  --------              --                 ------                 --------           -------             --------
BRAZIL
---------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy           3,300'     DP DYVI Super Yatzy                Brazil          Contracted           Petrobras

Ocean Winner          3,500'     Aker H-3                           Brazil          Contracted           Petrobras

Ocean Alliance        5,000'     Alliance Class                     Brazil          Contracted           Petrobras

INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------------------------------------------------
Ocean Clipper         7,500'     DP Fluor/Mitsubishi                Brazil          Contracted           Petrobras

INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign         250'      Independent Leg Cantilever       Bangladesh        Contracted          Cairn Energy

Ocean Heritage          300'      Independent Leg Cantilever         India           Contracted          Cairn Energy

COLD STACKED (3)
---------------------------------------------------------------------------------------------------------------------------
Ocean Liberator         600'      Aker H-3                         S. Africa        Cold Stacked             DODI
Ocean Endeavor        2,000'      Victory Class                       GOM           Cold Stacked             DODI
Ocean New Era         1,500'      Korkut                              GOM           Cold Stacked             DODI




  RIG NAME                     CURRENT TERM               DAYRATE (000S)        START DATE            EST. END DATE
  --------                     ------------               --------------        ----------            -------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                  700 day extension                mid 70's         early Nov. 2003         mid Oct. 2005

Ocean Winner                 700 day extension                mid 50's        early April 2004        mid March 2006

Ocean Alliance               one year extension               high 90's       early Sept. 2004       early Sept. 2005

INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                700 day extension                low 100's        early Jan. 2003       early March 2006

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign            three wells plus option             low 60's          mid Nov. 2004         late Mar. 2005

Ocean Heritage              six wells plus options             low 60's         early Nov. 2004        late April 2005

COLD STACKED (3)
------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                      --                           --                  --                     --
Ocean Endeavor                       --                           --                  --                     --
Ocean New Era                        --                           --                  --                     --




  RIG NAME                               FUTURE CONTRACT AND OTHER INFORMATION
  --------                               -------------------------------------
BRAZIL
----------------------------------------------------
Ocean Yatzy           Available.

Ocean Winner          Available.

Ocean Alliance        Available.

INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------
Ocean Clipper         Available; actively marketing.

INTERNATIONAL JACKUPS (2)
----------------------------------------------------
Ocean Sovereign       Available; actively marketing.

Ocean Heritage        Available; actively marketing.

COLD STACKED (3)
----------------------------------------------------
Ocean Liberator       Cold stacked Nov. '02.
Ocean Endeavor        Cold stacked March '02.
Ocean New Era         Cold stacked Dec. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, weather conditions and other factors. GOM = Gulf of Mexico